Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

March 31, 2013

(Unaudited)

Financial measures that exclude after-tax operating expense reduction initiatives*, after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax operating expense reduction initiatives* and after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because operating expense reduction initiatives* occur infrequently and capital gains and losses are not likely to occur in a stable pattern.

Return on average equity excluding after-tax operating expense reduction initiatives* and after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of return on equity. Measuring return on average equity without accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities associated with changes in interest rates and other market data. Management believes that measuring return on average equity without accumulated other comprehensive income (loss) is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realized. Furthermore, for the purpose of calculating this ratio, management believes exclusion of accumulated other comprehensive income (loss) provides investors with a better measure of return.

Effective January 1, 2012, the Company adopted Accounting Standards Update 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts, on a retrospective basis. In accordance with this adoption, the Company has adjusted its financial results herein for the periods 2008 through 2011.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

*Represents costs incurred in 2009 related to operating expense reduction initiatives.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971) 321-6127

Fax: (971) 321-5037

Email: jeff.hallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions- except per share data)

CONSOLIDATED

						2013	2012
2008	2009	2010	2011	2012		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$364.6	$352.5	$310.4	$201.2	$179.8	Insurance Services	$48.8	$48.0	$62.4	$23.3	$46.1
33.5	35.8	55.5	61.3	64.0	Asset Management	17.2	16.3	17.5	15.2	15.0
(160.2)	(77.9)	(87.8)	(71.0)	(60.4)	Other	(5.7)	(12.5)	(18.6)	(15.9)	(13.4)

237.9	310.4	278.1	191.5	183.4	Total income before income taxes	60.3	51.8	61.3	22.6	47.7
77.2	104.9	92.2	54.8	44.9	Income taxes	13.5	13.4	16.4	2.6	12.5

$160.7	$205.5	$185.9	$136.7	$138.5	Net income	$46.8	$38.4	$44.9	$20.0	$35.2

					Net income per common share:
$3.29	$4.20	$3.97	$3.05	$3.13	Basic	$1.05	$0.87	$1.02	$0.45	$0.79
3.26	4.19	3.95	3.04	3.12	Diluted	1.05	0.87	1.01	0.45	0.79
					Share data:
48,917,235	48,932,908	46,774,277	44,876,650	44,283,771	Basic weighted-average	44,426,153	44,344,307	44,197,164	44,266,776	44,327,122
49,292,240	49,044,543	47,006,228	45,016,070	44,359,891	Diluted weighted-average	44,500,049	44,387,650	44,238,372	44,354,720	44,461,841
48,989,074	47,744,524	46,159,387	44,268,859	44,419,448	At period end	44,323,664	44,419,448	44,239,608	44,116,208	44,377,419

$160.7	$205.5	$185.9	$136.7	$138.5	Net income	$46.8	$38.4	$44.9	$20.0	$35.2
—	(12.0)	—	—	—	After-tax operating expense reduction initiatives*	—	—	—	—	—
(83.4)	(17.3)	(32.1)	(4.5)	(5.4)	After-tax net capital losses	(1.0)	(1.1)	(1.7)	(2.5)	(0.1)

$244.1	$234.8	$218.0	$141.2	$143.9	Net income excluding after-tax operating expense reduction initiatives* and after-tax net capital losses	$47.8	$39.5	$46.6	$22.5	$35.3

$(128.8)	$(26.9)	$(51.6)	$(6.9)	$(8.7)	Net capital losses	$(1.6)	$(1.9)	$(2.6)	$(4.0)	$(0.2)
(45.4)	(9.6)	(19.5)	(2.4)	(3.3)	Tax benefit on net capital losses	(0.6)	(0.8)	(0.9)	(1.5)	(0.1)

$(83.4)	$(17.3)	$(32.1)	$(4.5)	$(5.4)	After-tax net capital losses	$(1.0)	$(1.1)	$(1.7)	$(2.5)	$(0.1)

					Diluted earnings per common share:
$3.26	$4.19	$3.95	$3.04	$3.12	Net income	$1.05	$0.87	$1.01	$0.45	$0.79
—	(0.25)	—	—	—	After-tax operating expense reduction initiatives*	—	—	—	—	—
(1.69)	(0.35)	(0.68)	(0.10)	(0.12)	After-tax net capital losses	(0.02)	(0.02)	(0.04)	(0.06)	0.00

$4.95	$4.79	$4.63	$3.14	$3.24	Net income excluding after-tax operating expense reduction initiatives* and after-tax net capital losses	$1.07	$0.89	$1.05	$0.51	$0.79

$1,369.3	$1,721.0	$1,894.6	$1,990.4	$2,169.0	Shareholders’ equity	$2,187.6	$2,169.0	$2,171.1	$2,085.5	$2,033.5
(153.9)	71.4	160.9	235.1	309.3	Accumulated other comprehensive income (loss)	286.1	309.3	314.0	277.9	237.6

$1,523.2	$1,649.6	$1,733.7	$1,755.3	$1,859.7	Shareholders’ equity excluding accumulated other comprehensive income (loss)	$1,901.5	$1,859.7	$1,857.1	$1,807.6	$1,795.9

11.5%	13.3%	10.3%	7.0%	6.7%	Net income return on average equity	8.6%	7.1%	8.4%	3.9%	7.0%
11.0	12.9	11.0	7.8	7.7	Net income return on average equity (excluding accumulated other comprehensive income (loss))	10.0	8.3	9.8	4.4	7.9
16.7	14.7	12.9	8.1	8.0	Net income return on average equity (excluding after-tax operating expense reduction initiatives*, after-tax net capital losses and accumulated other comprehensive income (loss))	10.2	8.5	10.2	5.0	8.0
					Book value per common share:
$27.95	$36.05	$41.04	$44.96	$48.83	Including accumulated other comprehensive income (loss)	$49.36	$48.83	$49.08	$47.27	$45.82
(3.14)	1.50	3.48	5.31	6.96	Accumulated other comprehensive income (loss)	6.46	6.96	7.10	6.30	5.35

$31.09	$34.55	$37.56	$39.65	$41.87	Excluding accumulated other comprehensive income (loss)	$42.90	$41.87	$41.98	$40.97	$40.47

3,436	3,150	3,091	2,974	2,875	Number of employees	2,766	2,875	2,895	2,911	2,948

*	Represents costs incurred in 2009 related to operating expense reduction initiatives.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2013	2012
2008	2009	2010	2011	2012		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,140.2	$2,101.9	$2,097.7	$2,153.3	$2,163.9	Premiums	$536.2	$533.8	$528.7	$548.1	$553.3
114.6	108.5	116.5	115.5	114.7	Administrative fees	28.7	28.5	27.8	29.8	28.6
541.0	586.5	602.5	612.8	628.5	Net investment income	159.2	157.6	159.8	151.4	159.7
					Net capital gains (losses):
(104.9)	(5.9)	(0.7)	(1.8)	(3.2)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(0.3)	—	(0.7)	(1.7)	(0.8)
(23.9)	(21.0)	(50.9)	(5.1)	(5.5)	All other net capital gains (losses)	(1.3)	(1.9)	(1.9)	(2.3)	0.6

(128.8)	(26.9)	(51.6)	(6.9)	(8.7)	Total net capital losses	(1.6)	(1.9)	(2.6)	(4.0)	(0.2)

2,667.0	2,770.0	2,765.1	2,874.7	2,898.4	Total revenues	722.5	718.0	713.7	725.3	741.4

					Benefits and expenses:
1,589.4	1,575.7	1,619.8	1,771.2	1,793.0	Benefits to policyholders	441.8	444.7	422.4	475.9	450.0
110.7	145.6	158.4	161.0	171.3	Interest credited	46.6	41.0	43.9	39.2	47.2
469.2	476.2	446.2	471.2	470.5	Operating expenses	105.1	114.6	115.3	116.7	123.9
227.6	202.0	206.1	218.7	203.7	Commissions and bonuses	53.8	47.4	49.6	51.3	55.4
37.3	34.2	34.7	36.7	37.5	Premium taxes	9.5	8.9	9.1	9.5	10.0
39.2	39.2	38.9	38.9	39.9	Interest expense	8.5	8.6	11.8	9.8	9.7
(101.8)	(76.7)	(76.0)	(81.7)	(71.4)	Deferral of acquisition costs	(20.7)	(16.1)	(16.9)	(16.9)	(21.5)
57.5	63.4	58.9	67.2	70.5	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	17.6	17.1	17.2	17.2	19.0

2,429.1	2,459.6	2,487.0	2,683.2	2,715.0	Total benefits and expenses	662.2	666.2	652.4	702.7	693.7

237.9	310.4	278.1	191.5	183.4	Income before income taxes	60.3	51.8	61.3	22.6	47.7
77.2	104.9	92.2	54.8	44.9	Income taxes	13.5	13.4	16.4	2.6	12.5

160.7	205.5	185.9	136.7	138.5	Net income	46.8	38.4	44.9	20.0	35.2

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities—available-for-sale:
(206.0)	210.8	100.5	103.4	71.4	Net unrealized capital gains (losses) on securities available-for-sale	(17.2)	(5.2)	36.0	39.3	1.3
80.3	3.5	(9.6)	(5.9)	(3.6)	Reclassification adjustment for net capital (gains) losses included in net income	(1.2)	(0.7)	(1.5)	(0.6)	(0.8)
					Employee benefit plans:
(45.9)	8.4	(5.0)	(26.6)	—	Prior service credit (cost) and net gains (losses) arising during the period, net	—	(0.4)	—	—	0.4
0.9	4.9	3.6	3.3	6.4	Reclassification adjustment for amortization to net periodic pension (credit) cost, net	(4.8)	1.6	1.6	1.6	1.6

(170.7)	227.6	89.5	74.2	74.2	Total	(23.2)	(4.7)	36.1	40.3	2.5

$(10.0)	$433.1	$275.4	$210.9	$212.7	Comprehensive income (loss)	$23.6	$33.7	$81.0	$60.3	$37.7

					Statutory data - insurance subsidiaries:
$341.6	$375.0	$317.4	$185.1	$182.3	Net gain from operations before federal income taxes and realized capital gains (losses)	$28.9	$32.7	$76.5	$31.0	$42.1
235.0	251.4	202.4	143.1	138.8	Net gain from operations after federal income taxes and before realized capital gains (losses)	24.4	22.8	51.0	28.2	36.8
1,154.6	1,243.2	1,226.8	1,193.1	1,259.6	Capital and surplus	1,266.6	1,259.6	1,257.3	1,243.9	1,219.8
78.8	89.7	95.6	107.2	117.5	Asset valuation reserve	120.3	117.5	116.7	114.4	111.7

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2013	2012
2008	2009	2010	2011	2012		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$2,109.1	$2,067.2	$2,056.2	$2,145.3	$2,157.2	Insurance Services	$533.2	$532.1	$527.5	$546.5	$551.1
31.1	34.7	41.5	8.0	6.7	Asset Management	3.0	1.7	1.2	1.6	2.2

2,140.2	2,101.9	2,097.7	2,153.3	2,163.9	Total premiums	536.2	533.8	528.7	548.1	553.3

					Administrative fees:
9.2	8.3	9.6	12.3	13.9	Insurance Services	3.5	3.5	3.1	4.2	3.1
118.3	114.1	121.5	119.9	118.8	Asset Management	29.9	29.7	29.2	30.0	29.9
(12.9)	(13.9)	(14.6)	(16.7)	(18.0)	Other	(4.7)	(4.7)	(4.5)	(4.4)	(4.4)

114.6	108.5	116.5	115.5	114.7	Total administrative fees	28.7	28.5	27.8	29.8	28.6

					Net investment income:
337.5	335.1	338.9	341.3	339.7	Insurance Services	82.0	85.5	86.0	83.6	84.6
183.8	234.0	251.0	262.7	278.6	Asset Management	73.3	68.6	72.3	64.6	73.1
19.7	17.4	12.6	8.8	10.2	Other	3.9	3.5	1.5	3.2	2.0

541.0	586.5	602.5	612.8	628.5	Total net investment income	159.2	157.6	159.8	151.4	159.7

(128.8)	(26.9)	(51.6)	(6.9)	(8.7)	Net capital losses	(1.6)	(1.9)	(2.6)	(4.0)	(0.2)

2,667.0	2,770.0	2,765.1	2,874.7	2,898.4	Total revenues	722.5	718.0	713.7	725.3	741.4

					Benefits and expenses:
2,091.2	2,058.1	2,094.3	2,297.7	2,331.0	Insurance Services	569.9	573.1	554.2	611.0	592.7
299.7	347.0	358.5	329.3	340.1	Asset Management	89.0	83.7	85.2	81.0	90.2
38.2	54.5	34.2	56.2	43.9	Other	3.3	9.4	13.0	10.7	10.8

2,429.1	2,459.6	2,487.0	2,683.2	2,715.0	Total benefits and expenses	662.2	666.2	652.4	702.7	693.7

					Income (loss) before income taxes:
364.6	352.5	310.4	201.2	179.8	Insurance Services	48.8	48.0	62.4	23.3	46.1
33.5	35.8	55.5	61.3	64.0	Asset Management	17.2	16.3	17.5	15.2	15.0
(160.2)	(77.9)	(87.8)	(71.0)	(60.4)	Other	(5.7)	(12.5)	(18.6)	(15.9)	(13.4)

237.9	310.4	278.1	191.5	183.4	Total income before income taxes	60.3	51.8	61.3	22.6	47.7
77.2	104.9	92.2	54.8	44.9	Income taxes	13.5	13.4	16.4	2.6	12.5

$160.7	$205.5	$185.9	$136.7	$138.5	Net income	$46.8	$38.4	$44.9	$20.0	$35.2

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2013	2012
2008	2009	2010	2011	2012		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,109.1	$2,067.2	$2,056.2	$2,145.3	$2,157.2	Premiums	$533.2	$532.1	$527.5	$546.5	$551.1
9.2	8.3	9.6	12.3	13.9	Administrative fees	3.5	3.5	3.1	4.2	3.1
337.5	335.1	338.9	341.3	339.7	Net investment income	82.0	85.5	86.0	83.6	84.6

2,455.8	2,410.6	2,404.7	2,498.9	2,510.8	Total revenues	618.7	621.1	616.6	634.3	638.8

					Benefits and expenses:
1,549.7	1,530.3	1,566.4	1,750.9	1,773.3	Benefits to policyholders	436.0	440.0	417.6	471.0	444.7
10.8	4.7	4.8	4.6	4.2	Interest credited	0.9	0.6	1.0	1.0	1.6
338.4	333.9	331.8	338.7	349.1	Operating expenses	82.1	84.6	85.4	86.5	92.6
175.8	169.8	175.7	185.1	172.7	Commissions and bonuses	45.9	38.8	43.2	42.0	48.7
37.3	34.2	34.5	36.6	37.5	Premium taxes	9.5	8.9	9.1	9.5	10.0
(63.1)	(57.9)	(61.3)	(64.5)	(55.9)	Deferral of acquisition costs	(16.9)	(11.6)	(14.3)	(11.4)	(18.6)
42.3	43.1	42.4	46.3	50.1	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	12.4	11.8	12.2	12.4	13.7

2,091.2	2,058.1	2,094.3	2,297.7	2,331.0	Total benefits and expenses	569.9	573.1	554.2	611.0	592.7

$364.6	$352.5	$310.4	$201.2	$179.8	Income before income taxes	$48.8	$48.0	$62.4	$23.3	$46.1

					Benefit ratio (including interest credited):
63.5%	63.7%	65.3%	70.3%	70.8%	% of total revenues	70.6%	70.9%	67.9%	74.4%	69.9%
74.0	74.3	76.4	81.8	82.4	% of total premiums	81.9	82.8	79.4	86.4	81.0
					Statistics (% of total premiums):
16.0%	16.2%	16.1%	15.8%	16.2%	Operating expenses	15.4%	15.9%	16.2%	15.8%	16.8%
17.3	17.1	15.1	9.4	8.3	Income before income taxes	9.2	9.0	11.8	4.3	8.4

STANCORP FINANCIAL GROUP, INC.

Insurance Services Segment Statistics

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2013	2012
2008	2009	2010	2011	2012		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Group Insurance:
					Premiums:
$850.3	$819.6	$835.7	$892.6	$883.7	Life and AD&D	$215.4	$216.7	$218.3	$223.8	$224.9
862.9	825.6	799.9	803.3	801.4	LTD	200.3	197.9	199.1	200.2	204.2
215.5	205.7	203.7	208.0	212.6	STD	55.9	52.3	52.5	54.0	53.8
75.8	79.5	81.5	81.6	78.9	Other	19.1	19.7	19.7	19.6	19.9
(44.6)	(40.2)	(27.9)	(12.5)	4.0	Experience rated refunds	(4.5)	(0.7)	(6.5)	7.1	4.1

$1,959.9	$1,890.2	$1,892.9	$1,973.0	$1,980.6	Total premiums	$486.2	$485.9	$483.1	$504.7	$506.9

					Benefit ratio (including interest credited):
63.9%	64.7%	66.8%	72.1%	72.9%	% of total revenues	73.0%	72.4%	69.0%	77.1%	72.8%
73.6	74.7	77.2	83.1	83.9	% of total premiums	83.9	83.7	79.7	88.5	83.5

					Statistics (% of total premiums):
16.1%	16.3%	16.2%	15.8%	16.3%	Operating expenses	15.6%	16.2%	16.4%	15.9%	16.9%
17.2	16.3	13.9	7.9	6.6	Income before income taxes	7.0	7.8	11.1	1.9	5.6

					Sales (annualized new premiums) reported at contract effective date:
$134.8	$124.8	$156.9	$155.5	$104.0	Life and AD&D	$46.7	$31.0	$6.2	$9.3	$57.5
93.5	95.3	103.1	107.7	88.4	LTD	22.3	26.8	6.5	6.5	48.6
33.5	35.6	45.1	42.6	31.2	STD	18.3	10.5	3.2	2.5	15.0
30.7	32.1	25.5	30.6	21.4	Other	10.3	5.1	4.6	4.0	7.7

$292.5	$287.8	$330.6	$336.4	$245.0	Total sales	$97.6	$73.4	$20.5	$22.3	$128.8

					Persistency (% of premiums):
83.3%	84.4%	89.8%	89.8%	87.3%	Life and AD&D
83.4	85.6	89.1	89.7	87.8	LTD
81.0	77.8	87.9	87.1	86.6	STD
79.0	77.2	78.3	76.7	74.2	Other

82.9%	83.8%	88.7%	88.8%	86.7%	Total persistency

					Individual Disability:
$149.2	$177.0	$163.3	$172.3	$176.6	Premiums:	$47.0	$46.2	$44.4	$41.8	$44.2
					Benefit ratio:
59.2%	54.1%	50.5%	51.4%	50.4%	% of total revenues	48.2%	57.1%	57.6%	46.3%	40.1%
78.7	69.3	66.8	67.3	65.8	% of total premiums	61.9	73.8	75.7	60.8	52.3

					Statistics (% of premiums):
15.7%	14.2%	15.7%	15.3%	14.4%	Operating expenses	13.2%	13.2%	14.4%	14.8%	15.4%
18.8	25.2	28.8	26.3	28.3	Income before income taxes	31.5	21.4	20.3	32.3	39.8

$26.4	$23.0	$21.1	$22.2	$21.1	Disability sales	$4.0	$5.1	$6.6	$4.4	$5.0
94.7%	92.9%	94.8%	95.1%	95.0%	Disability persistency (% of premiums)

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT SEGMENT

						2013	2012
2008	2009	2010	2011	2012		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$31.1	$34.7	$41.5	$8.0	$6.7	Premiums	$3.0	$1.7	$1.2	$1.6	$2.2
118.3	114.1	121.5	119.9	118.8	Administrative fees	29.9	29.7	29.2	30.0	29.9
183.8	234.0	251.0	262.7	278.6	Net investment income	73.3	68.6	72.3	64.6	73.1

333.2	382.8	414.0	390.6	404.1	Total revenues	106.2	100.0	102.7	96.2	105.2

					Benefits and expenses:
39.7	45.4	53.4	20.3	19.7	Benefits to policyholders	5.8	4.7	4.8	4.9	5.3
99.9	140.9	153.6	156.4	167.1	Interest credited	45.7	40.4	42.9	38.2	45.6
131.4	126.9	119.0	115.2	117.4	Operating expenses	28.2	29.2	28.7	29.3	30.2
51.8	32.2	30.4	33.6	31.0	Commissions and bonuses	7.9	8.6	6.4	9.3	6.7
—	—	0.2	0.1	—	Premium taxes	—	—	—	—	—
0.4	0.1	0.1	—	—	Interest expense	—	—	—	—	—
(38.7)	(18.8)	(14.7)	(17.2)	(15.5)	Deferral of acquisition costs	(3.8)	(4.5)	(2.6)	(5.5)	(2.9)
15.2	20.3	16.5	20.9	20.4	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	5.2	5.3	5.0	4.8	5.3

299.7	347.0	358.5	329.3	340.1	Total benefits and expenses	89.0	83.7	85.2	81.0	90.2

$33.5	$35.8	$55.5	$61.3	$64.0	Income before income taxes	$17.2	$16.3	$17.5	$15.2	$15.0

					Assets under administration:
$14,467.3	$15,780.3	$15,281.7	$13,764.9	$14,855.4	Retirement Plans	$15,751.9	$14,855.4	$14,736.7	$14,234.5	$14,824.4
2,056.6	2,390.9	2,684.2	2,975.7	3,206.4	Individual Annuities	3,252.1	3,206.4	3,149.0	3,116.6	3,012.4
2,526.2	2,588.8	2,697.3	2,691.6	2,781.5	Mortgage loans for other investors	2,843.6	2,781.5	2,781.8	2,718.9	2,686.9
644.7	1,093.9	1,224.5	1,001.5	849.0	Private client wealth management	888.6	849.0	985.7	1,003.7	1,059.9

$19,694.8	$21,853.9	$21,887.7	$20,433.7	$21,692.3	Total assets under administration	$22,736.2	$21,692.3	$21,653.2	$21,073.7	$21,583.6

					Annualized operating expenses:
					(% of average assets under administration)
0.62%	0.65%	0.57%	0.58%	0.59%	Retirement Plans	0.52%	0.57%	0.57%	0.58%	0.62%
					Interest credited:
					(% of investment income)
57.0%	57.5%	56.5%	54.6%	53.7%	Retirement Plans	54.1%	55.2%	53.3%	53.4%	53.0%
64.2	68.4	69.0	66.5	68.1	Individual Annuities	70.6	65.4	67.6	68.2	70.8

$895.4	$398.8	$363.8	$410.3	$364.2	Individual Annuity sales	$87.9	$101.1	$63.0	$136.6	$63.5

$1,373.8	$718.5	$887.5	$1,007.7	$1,184.2	Commercial mortgage loans originated	$273.7	$327.2	$347.3	$300.2	$209.5

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2013	2012
2008	2009	2010	2011	2012		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(12.9)	$(13.9)	$(14.6)	$(16.7)	$(18.0)	Administrative fees	$(4.7)	$(4.7)	$(4.5)	$(4.4)	$(4.4)
19.7	17.4	12.6	8.8	10.2	Net investment income	3.9	3.5	1.5	3.2	2.0
					Net capital gains (losses):
(104.9)	(5.9)	(0.7)	(1.8)	(3.2)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(0.3)	—	(0.7)	(1.7)	(0.8)
(23.9)	(21.0)	(50.9)	(5.1)	(5.5)	All other net capital gains (losses)	(1.3)	(1.9)	(1.9)	(2.3)	0.6

(128.8)	(26.9)	(51.6)	(6.9)	(8.7)	Total net capital losses	(1.6)	(1.9)	(2.6)	(4.0)	(0.2)

(122.0)	(23.4)	(53.6)	(14.8)	(16.5)	Total revenues	(2.4)	(3.1)	(5.6)	(5.2)	(2.6)

					Benefits and expenses:
(0.6)	15.4	(4.6)	17.3	4.0	Operating expenses	(5.2)	0.8	1.2	0.9	1.1
38.8	39.1	38.8	38.9	39.9	Interest expense	8.5	8.6	11.8	9.8	9.7

38.2	54.5	34.2	56.2	43.9	Total benefits and expenses	3.3	9.4	13.0	10.7	10.8

$(160.2)	$(77.9)	$(87.8)	$(71.0)	$(60.4)	Loss before income taxes	$(5.7)	$(12.5)	$(18.6)	$(15.9)	$(13.4)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2013	2012
2008	2009	2010	2011	2012		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$5,200.3	$6,167.3	$6,419.1	$6,769.5	$7,190.7	Fixed maturity securities—available-for-sale	$7,248.7	$7,190.7	$7,120.4	$6,977.2	$6,863.8
1.4	1.1	—	—	—	Short-term investments	—	—	—	—	—
4,083.6	4,284.8	4,513.6	4,902.3	5,267.4	Commercial mortgage loans, net	5,320.4	5,267.4	5,149.0	5,098.7	4,980.2
62.5	93.4	153.1	92.7	95.5	Real estate, net	94.2	95.5	101.5	104.1	101.5
22.2	23.2	60.8	130.9	175.5	Other invested assets	206.9	175.5	179.7	184.4	177.4

9,370.0	10,569.8	11,146.6	11,895.4	12,729.1	Total investments	12,870.2	12,729.1	12,550.6	12,364.4	12,122.9
280.5	108.3	152.0	138.4	160.7	Cash and cash equivalents	143.3	160.7	172.4	129.5	116.0
101.9	104.4	101.9	118.8	123.0	Premiums and other receivables	121.9	123.0	129.0	125.4	123.2
103.1	108.8	110.8	111.7	109.3	Accrued investment income	112.8	109.3	113.6	112.0	114.0
944.0	935.0	938.3	949.3	972.4	Amounts recoverable from reinsurers	979.0	972.4	962.2	956.1	953.7
317.6	316.6	330.2	344.9	346.5	Deferred acquisition costs, value of business acquired and other intangible assets, net	352.4	346.5	344.0	350.4	349.1
36.0	36.0	36.0	36.0	36.0	Goodwill	36.0	36.0	36.0	36.0	36.0
136.1	127.2	111.5	101.3	90.7	Property and equipment, net	86.9	90.7	95.1	96.7	98.7
81.0	—	—	—	—	Deferred tax assets, net	—	—	—	—	—
98.1	66.7	101.7	113.9	69.3	Other assets	66.9	69.3	146.6	103.5	102.1
3,075.9	4,174.5	4,787.4	4,593.5	5,154.3	Separate account assets	5,600.1	5,154.3	5,071.8	4,867.2	5,083.4

$14,544.2	$16,547.3	$17,816.4	$18,403.2	$19,791.3	Total assets	$20,369.5	$19,791.3	$19,621.3	$19,141.2	$19,099.1

					LIABILITIES AND SHAREHOLDERS’ EQUITY

					Liabilities:
$5,285.9	$5,368.7	$5,502.3	$5,683.6	$5,843.2	Future policy benefits and claims	$5,851.9	$5,843.2	$5,821.5	$5,773.0	$5,714.5
3,944.1	4,337.1	4,627.8	5,078.1	5,531.1	Other policyholder funds	5,630.8	5,531.1	5,324.5	5,280.7	5,122.5
—	22.2	48.9	103.0	148.1	Deferred tax liabilities, net	147.6	148.1	152.8	138.2	117.7
3.7	2.9	2.2	251.2	1.0	Short-term debt	1.1	1.0	1.1	251.0	251.3
561.5	553.2	551.9	300.9	551.4	Long-term debt	551.6	551.4	551.5	301.2	301.3
303.8	367.7	401.3	402.5	393.2	Other liabilities	398.8	393.2	527.0	444.4	474.9
3,075.9	4,174.5	4,787.4	4,593.5	5,154.3	Separate account liabilities	5,600.1	5,154.3	5,071.8	4,867.2	5,083.4

13,174.9	14,826.3	15,921.8	16,412.8	17,622.3	Total liabilities	18,181.9	17,622.3	17,450.2	17,055.7	17,065.6

					Shareholders’ equity:
262.9	220.4	158.2	82.4	89.6	Common stock	84.6	89.6	84.1	79.5	87.8
(153.9)	71.4	160.9	235.1	309.3	Accumulated other comprehensive income (loss)	286.1	309.3	314.0	277.9	237.6
1,260.3	1,429.2	1,575.5	1,672.9	1,770.1	Retained earnings	1,816.9	1,770.1	1,773.0	1,728.1	1,708.1

1,369.3	1,721.0	1,894.6	1,990.4	2,169.0	Total shareholders’ equity	2,187.6	2,169.0	2,171.1	2,085.5	2,033.5

$14,544.2	$16,547.3	$17,816.4	$18,403.2	$19,791.3	Total liabilities and shareholders’ equity	$20,369.5	$19,791.3	$19,621.3	$19,141.2	$19,099.1

STANCORP FINANCIAL GROUP, INC.

Invested Assets Statistics

(Dollars in millions)

CONSOLIDATED

						2013	2012
2008	2009	2010	2011	2012		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
					Fixed maturity securities—available-for-sale:
$4,547.1	$5,367.1	$5,620.7	$5,983.3	$6,222.3	Public	$6,287.0	$6,222.3	$6,176.6	$6,083.2	$6,023.2
653.2	800.2	798.4	786.2	968.4	Private	961.7	968.4	943.8	894.0	840.6

5,200.3	6,167.3	6,419.1	6,769.5	7,190.7	Total fixed maturity securities—available-for-sale	7,248.7	7,190.7	7,120.4	6,977.2	6,863.8
1.4	1.1	—	—	—	Short-term investments	—	—	—	—	—
4,083.6	4,284.8	4,513.6	4,902.3	5,267.4	Commercial mortgage loans, net	5,320.4	5,267.4	5,149.0	5,098.7	4,980.2
62.5	93.4	153.1	92.7	95.5	Real estate, net	94.2	95.5	101.5	104.1	101.5
22.2	23.2	60.8	130.9	175.5	Other invested assets	206.9	175.5	179.7	184.4	177.4

$9,370.0	$10,569.8	$11,146.6	$11,895.4	$12,729.1	Total investments	$12,870.2	$12,729.1	$12,550.6	$12,364.4	$12,122.9

					Percent of investments:
55.5%	58.3%	57.6%	56.9%	56.5%	Fixed maturity securities—available-for-sale	56.3%	56.5%	56.7%	56.4%	56.6%
43.6	40.5	40.5	41.2	41.4	Commercial mortgage loans, net	41.3	41.4	41.0	41.2	41.1
0.7	1.0	1.4	0.8	0.8	Real estate, net	0.7	0.8	0.8	0.8	0.8
0.2	0.2	0.5	1.1	1.3	Other invested assets	1.7	1.3	1.5	1.6	1.5

					Fixed maturity securities—available-for-sale:
97.6%	104.2%	106.7%	109.0%	110.3%	Market value as a % of amortized cost	109.6%	110.3%	111.0%	109.8%	109.0%

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2013	2012
2008	2009	2010	2011	2012		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
5.63%	5.46%	5.31%	5.08%	4.66%	Fixed maturity securities—available-for-sale	4.58%	4.66%	4.80%	4.89%	5.00%
6.39	6.46	6.45	6.34	6.09	Commercial mortgage loans, net	6.03	6.09	6.16	6.24	6.30

					Fixed maturity securities—available-for-sale:
					Quality rating (as % of fixed maturities):
75.6%	71.9%	71.8%	70.2%	66.2%	A- or higher	65.7%	66.2%	68.4%	69.8%	68.9%
20.0	23.1	23.0	24.6	28.4	BBB- to BBB+	28.7	28.4	26.0	24.8	25.7
2.9	3.3	3.5	3.9	3.8	BB- to BB+	4.0	3.8	4.1	4.0	4.0
1.5	1.7	1.7	1.3	1.6	B+ or lower	1.6	1.6	1.5	1.4	1.4

					Commercial mortgage loan statistics:
					Sixty-day delinquencies:
$7.8	$17.3	$19.6	$17.1	$21.3	Book value	$19.1	$21.3	$15.6	$15.8	$16.6
0.19%	0.40%	0.43%	0.34%	0.40%	Rates—overall %	0.35%	0.40%	0.30%	0.31%	0.33%

$6.8	$33.2	$118.6	$40.3	$23.6	Foreclosed during period	$6.6	$4.8	$1.9	$8.3	$8.6
3.9	6.2	9.3	5.1	9.8	In process of foreclosure	6.7	9.8	9.9	12.4	7.5
3.9	6.2	8.2	5.1	9.8	Included in sixty-day delinquencies	6.7	9.8	9.9	12.4	7.5
6.2	28.7	76.6	93.7	77.6	Net balance of restructured loans*	80.2	77.6	82.4	83.4	88.9

					Reserve balances:
$6.8	$19.6	$36.1	$48.1	$46.6	Commercial mortgage loans, net	$42.8	$46.6	$48.0	$45.6	$45.6

*	Amount is calculated using statutory accounting principles